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Exhibit 10.2

INDEPENDENT AUDITORS' CONSENT

The Board of Directors
BakBone Software Limited:

    We consent to the inclusion of our report dated October 12, 2001, with respect to the balance sheets of BakBone Software Limited (formerly NetVault Limited) as of February 29, 2000, December 31, 1999 and 1998, and the related profit and loss accounts and cash flow statements for the two-month period ended February 29, 2000 and the years ended December 31, 1999 and 1998, which report appears in the registration statement on Form 20-F of BakBone Software Incorporated.

/s/ KPMG
 Chartered Accountants

Southampton, England
November 15, 2001

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  Exhibit 10.2
INDEPENDENT AUDITORS' CONSENT